Exhibit 10.27.3


                               FIRST AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                     TRANSPONDER PURCHASE AND SALE AGREEMENT


         This Amendment (the "Amendment") is entered into as of the 17th day of June, 1999, by and between PanAmSat International Systems, Inc., a Delaware corporation ("PanAmSat") and NetSat Servicos Ltda., a Brazilian limited liability quota company ("Buyer") to that certain Second Amended and Restated Transponder Purchase and Sale Agreement dated March 5, 1998, by and between Buyer and PanAmSat (the "Transponder Agreement"). Capitalized terms, unless otherwise defined, have the meanings ascribed to them in the Transponder Agreement. WHEREAS, Buyer [****************************************************
************************************************************ ]



         WHEREAS, the parties desire to document their agreement with respect to the foregoing.

         NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and adequacy of which Buyer and PanAmSat each hereby acknowledges, Buyer and PanAmSat agree as follows:

         1. PAS-6B Delivery Date. The Delivery Date for PAS-6B is acknowledged and agreed to have occurred on February 26, 1999.

         2. [ ********* ] Certain Installment Payments. The foregoing notwithstanding, from February 26, 1999, through and including [ ********* ], (the "Initial PAS-6B Period") PanAmSat shall [ **** ] Installment payments for [ ****************** ] PAS-6B Transponders. Accordingly, Buyer agrees to pay PanAmSat during the Initial PAS-6B Period, without claim for deduction or offset, at the [ ******* ] Transponder rate. As of [ ********* ], it is agreed that payments will be made at the [ ********* ] Transponder rate for PAS-6B.

         3. Uplink Services. From approximately February 26, 1999, into April 1999, at Buyer's request, PanAmSat performed certain uplink services for the delivery of Buyer's signal to PAS-6. PanAmSat hereby [ *********** ] for said uplink services and Buyer hereby agrees to [ ******* ] PanAmSat, upon invoice, for [ ************************************ ] by PanAmSat in providing such services.


[ *** ] Filed separately with the Commission pursuant to a request for confidential treatment.

         4.       Release of PAS-3 and PAS-6.  Buyer hereby acknowledges that it
                  --------------------------
 has no further right to employ the PAS-3 or PAS-6 Brazil Beam Transponders.

         5.       Additional PAS-6B Operational Procedures.  New Sections 13.4,
                  ----------------------------------------
13.5, and 13.6 are hereby added to the Agreement, as follows:

         13.4 During Buyer's use of the PAS-6B Transponders, at least once each week and at any time immediately after commencement of a [ ************************* **********************************
                  *************************** ], PanAmSat will conduct an
                  evaluation of the [ *************************
                  ******************************** ] PAS-6B's Brazil Beam.
                  PanAmSat will provide to Buyer [ ************ ] showing the results of each such evaluation within [ ******* ] after each evaluation is completed (or, in accordance with such procedures as the technical representatives of the parties may agree), as well as in the event of an [ ************************** ].

         13.5     If at any time the
                  [ *************************************************
                  **************************************************************
                  **************************************************************
                  ****** ], then PanAmSat will initiate a meeting among representatives of PanAmSat, Buyer and, if reasonably possible, the Satellite's manufacturer (collectively the "Performance Team"). The Performance Team will be tasked to evaluate the measured data, and after consideration of all relevant factors (including but not limited to the
                  [ ********************************
                  **************************************************************
                  **************************************************************
                  ******************** ], to reach consensus agreement whether and, if so, what
                  [ **************************************************** ] is
                  warranted. Each party agrees in seeking to reach such consensus agreement to base its decisions on its good faith analysis of relevant factors consistent with the intent stated herein. There shall be [ ***** ] to Buyer for modifications made pursuant to this paragraph. The goal of the Performance Team's effort shall be to maintain a [
                  **************************************************************
                  ***************************** ], consistent with all other spacecraft functions.

         13.6 Without limitation, in no event shall PanAmSat be required to make any changes that it deems, in good faith, to pose any risk to Satellite health or performance. Further, if for any reason changes are made under Section 13.5 above in circumstances when the affected Buyer's Transponders are meeting their Performance Specifications which, for the avoidance of doubt, shall not be deemed modified by anything contained in this Amendment, and such changes result in the Brazil Beam Transponders failing to meet their Performance Specifications, then, provided that


[ *** ] Filed separately with the Commission pursuant to a request for confidential treatment.

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                                     -3-


                  PanAmSat promptly and expeditiously restores as soon as possible the affected Buyer's Transponders to their Performance Specifications once such failure is determined, unless the failure was the result of [ ********************** ], such failure to meet the Performance Specifications shall not, for other contract purposes, be deemed to have occurred and shall be without contractual remedy. Finally, all data and meeting requirements shall be subject to any applicable legal restrictions as to the disclosure of technical data as well as contractual confidentiality provisions.

         Each of the parties have executed and delivered this Amendment as of the day and year first written above.



                                            PANAMSAT INTERNATIONAL SYSTEMS, INC.


                                            By: s/Alvaro T. Gazzolo
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title: Senior Vice President
                                                  -----------------------------

WITNESSED:

             By: s/William C. Schmidt
                -------------------------------
  Printed Name:
               --------------------------------

     and

     By: s/Susan Linning
        ---------------------------------
  Printed Name:
               ---------------------------------


   Alvaro T. Gazzolo appeared before me on 6   28, 1999, at
        -----------                       --- ---
PanAmSat Coral Gables Office
--------------------------------------------[location].




                                        s/Gillian Gaggano
                                    -----------------------------------------
                                                 Notary Public



My Commission expires October 19, 2001
                     ----------------------------------


[ *** ] Filed separately with the Commission pursuant to a request for confidential treatment.

                  NETSAT SERVICOS LTDA.


                  By: s/Luis Celso Machado
                     ----------------------------------------------------
                  Name:
                       ----------------------------------------------
                  Title: Chief Technology Officer
                        ---------------------------------------------

  WITNESSED:

            By: s/Agricio Silva Neto
               ------------------------------------
  Printed Name:
               ------------------------------------

     and

     By: s/Flavio Suplicy
        ------------------------------------
  Printed Name:
               ------------------------------------


                   appeared before me on ____  ___, 1999, at
     -------------
                                            [location].
--------------------------------------------




                                   ---------------------------------------
                                                   Notary Public



My Commission expires
                     ------------------------------------






[ *** ] Filed separately with the Commission pursuant to a request for confidential treatment.